EXHIBIT 32
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                       CERTIFICATION OF
      CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
  PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
         SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     The undersigned Chief Executive Officer and Chief Financial Officer of AMLI Residential Properties Trust ("AMLI"), each hereby certifies pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to the best of each of their knowledge:

     (a) AMLI's Report on Form 10-Q for the quarterly period ended June 30, 2004 filed with the Securities and Exchange
          Commission fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of
          1934; and

     (b) that information contained in AMLI's Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of AMLI.




Date:     August 6, 2004      By:  /s/ Gregory T. Mutz
                                   ------------------------------
                                   Gregory T. Mutz
                                   Chief Executive Officer



Date:     August 6, 2004      By:  /s/ Robert J. Chapman
                                   ------------------------------
                                   Robert J. Chapman
                                   Chief Financial Officer